AMENDMENT NO. 2
TO
LOAN AND SECURITY AGREEMENT
This Amendment No. 2 to Loan and Security Agreement (“Amendment No. 2”) is made effective as of July 16, 2024 (the “Amendment Date”) by and among Structural Capital Investments III, LP, Structural Capital Investments IV, LP, Avenue Sustainable Solutions Fund, L.P., and Series PCI Grove series of Structural Capital Primary Co-Investment Fund, LLC (collectively, together with any other party now or hereafter a lender hereunder, “Lenders” and each a “Lender”), Ocean II PLO LLC, a California limited liability company, as administrative and collateral agent for Lenders (“Agent”), Grove Collaborative Holdings, Inc., a Delaware public benefit corporation (“Holdings”), and Grove Collaborative, Inc., a Delaware public benefit corporation (“Grove” and, together with Holdings, each a “Borrower” and together, “Borrowers”).

Recitals

WHEREAS, on December 21, 2022, Borrowers, Lenders and Agent entered into that certain Loan and Security Agreement, which together with all exhibits, schedules, documents and agreements attached thereto, and as amended by Amendment No. 1 to Loan and Security Agreement, dated as of March 10, 2023, is referred to herein as the “Loan Agreement”; and

WHEREAS, Borrowers, Agent and Lenders desire to modify and amend certain of the terms and conditions of the Loan Agreement as set forth in this Amendment No. 2.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and without limiting or amending any other provisions of the Loan Agreement, the parties hereby agree to modify the Loan Agreement and to perform such other covenants and conditions as follows:

I.    Amendments to Loan Agreement.

(a)    Section 1.1 of the Loan Agreement is hereby amended to revise the definition of “Amortization Date” to read in its entirety as follows:

““Amortization Date” means January 1, 2026.”
(b)    Section 6.11(a) of the Loan Agreement is hereby amended to read in its entirety as follows:

“(a)    Borrowers and the other Loan Parties shall maintain at all times Unrestricted Cash in an amount of not less than $23,750,000.”

II.    Conditions Precedent to the Effectiveness to Amendment No. 2.
    The effectiveness of this Amendment No. 2 is subject to the fulfillment of each and every of the following conditions precedent in form and substance satisfactory to the Agent in its sole discretion:

(a)    This Amendment No. 2 shall have been duly executed and delivered by Borrowers.

(b)    Borrowers shall (i) make a principal payment on the Tranche A Advance in the amount of $42,000,000 and (ii) pay all Lender Expenses for the preparation and negotiation of this Amendment No. 2 (including without limitation all reasonable attorneys’ fees) in the amount of $5,000.

III.    Additional and Terms and Conditions.

(a)    Representations and Warranties of Borrowers. Borrowers represent, warrant and covenant to Agent and Lenders as of the date hereof as follows:

(i)    This Amendment No. 2 has been duly executed and delivered by the Borrowers and each applicable Loan Party and constitutes legal, valid and binding obligations of the applicable Loan Party, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors’ rights or by general principal of equity.

(ii)    The execution, delivery and performance by Borrowers of this Amendment No. 2 and any other agreements or instruments required hereunder (x) have been duly authorized, and are not in conflict with nor constitute a breach of any provision of the Borrowers’ organizational documents and (y) do not (1) require any authorization, consent or approval by any Governmental Authority, in each case other than has already been obtained or given will have been obtained or given prior to the time when required, (2) conflict with or result in a breach of any law or regulation, order, writ, injunction or decree of any court or Governmental Authority, except where such conflict or resulting breach would not reasonably be expected to cause a Material Adverse Effect, or (3) require the approval, authorization or consent of any trustee or holder of any indebtedness or obligation of Borrowers or of any other Person under any material agreement, contract, lease or license or similar document or instrument to which any Loan Party is a party or by which any Loan Party is bound.

(iii)    The representations and warranties contained in the Loan Agreement and each other Loan Document are true and correct in all material respects (without duplication of materiality qualifiers therein) (or to the extent any representations or warranties are expressly made solely as of an earlier date, such representations and warranties are true and correct in all material respects (without duplication of materiality qualifiers therein) as of such earlier date).

(iv)    No event has occurred and is continuing that constitutes a Default or an Event of Default.

(b)    No Waiver. No course of dealing on the part of Agent or any Lender or any employees, officers or directors of any of the foregoing, nor any failure or delay in the exercise of any right by Agent or any Lender, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Any failure of Agent or of any Lender at any time to require strict performance by Borrowers of any provision shall not affect any right of Agent or Lenders thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Agent.

IV.    Integration Clause.

The Loan Agreement, as amended by this Amendment No. 2, and each of the other Loan Documents taken together constitute and contain the entire agreement among Borrowers, Agent and Lender and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof. NONE OF THE LOAN AGREEMENT OR THIS AMENDMENT NO. 2 MAY BE MODIFIED EXCEPT BY A WRITING SIGNED BY THE AGENT, THE REQUIRED LENDERS AND BORROWERS IN ACCORDANCE WITH THE LOAN AGREEMENT. Each provision hereof shall be severable from every other provision when determining its legal enforceability under this Amendment No. 2 and the Loan Agreement, as amended by this Amendment No. 2, may be enforced to the maximum extent permitted under applicable law. This Amendment No. 2 shall be binding upon, and inure to the benefit of, each party’s respective permitted successors and assigns. This Amendment No. 2 may be executed in counterpart originals, all of which, when taken together, shall constitute one and the same original document. In the event of any contradiction or inconsistency among the terms and conditions of this Amendment No. 2 or the Loan Agreement the terms and conditions of this Amendment No. 2 shall prevail.

V.    Miscellaneous.

Unless otherwise defined, all initially capitalized terms in this Amendment No. 2 shall be as defined in the Loan Agreement. The Loan Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment No. 2 shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Agent or any Lender under the Loan Agreement, as in effect prior to the date hereof. Except as amended hereby, the Loan Agreement remains unmodified and unchanged. This Amendment No. 2 may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. This Amendment No. 2 and any amendments or waivers hereto, to the extent signed and delivered by means of facsimile, photocopy, scan by e-mail delivery of a “.pdf” format data file, or any electronic signature valid under the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001, et. seq such as DocuSign shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto or to any such agreement or instrument shall raise the use of signature delivered or provided in that manner as a defense to the formation of a contract and each party hereto forever waives any such defense. The terms of Sections 13.14 (Governing Law), 13.15 (Waiver of Jury Trial) and 13.16 (Judicial Reference) of the Loan Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

[Remainder of the page intentionally left blank. Signature pages to follow.]

In Witness Whereof, the parties hereto have caused this Amendment No. 2 to be executed as of the date first above written.

BORROWERS: GROVE COLLABORATIVE HOLDINGS, INC., a Delaware public benefit corporation By: Name: Title: GROVE COLLABORATIVE, INC., a Delaware public benefit corporation By: Name: Title:

In Witness Whereof, the parties hereto have caused this Amendment No. 2 to be executed as of the date first above written.

LENDERS:

STRUCTURAL CAPITAL INVESTMENTS III, LP,
a Delaware limited partnership

By:     Structural Capital GP III, LLC,
    a Delaware limited liability company,
    its General Partner

    By:
Name: Kai Tse
Title: Managing Member

STRUCTURAL CAPITAL INVESTMENTS IV, LP,
a Delaware limited partnership

By: Structural Capital GP IV, LLC,
a Delaware limited liability company,
its General Partner

By:
Name: Kai Tse
Title: Managing Member

SERIES PCI GROVE, A SERIES OF STRUCTURAL
CAPITAL PRIMARY CO-INVESTMENT FUND, LLC,
a Delaware series limited liability company

By: Structural Capital GP III, LLC,
         a Delaware limited liability company
         its Manager

By:
Name: Kai Tse
Title: Managing Member

AVENUE SUSTAINABLE SOLUTIONS FUND, L.P.,
a Delaware limited partnership

By: Avenue Sustainable Solutions Partners, LLC,
         its General Partner

        By: GL Sustainable Solutions Partners, LLC,
         its Managing Member
By:___________________________________
     Name: Sonia Gardner
     Title: Member

AGENT:
OCEAN II PLO LLC,
a California limited liability company

By:    Structural Capital Management Company II, LP,
    a Delaware limited partnership,
    its Manager

    By:     Structural Capital GP, LLC,
        a Delaware limited liability company,
        its General Partner

        By:
        Name: Kai Tse
        Title:    Managing Member